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                                                                EXHIBIT 10(c)(1)

                                LOAN AGREEMENT


        This Loan Agreement dated the 26th day of May, 1994, is made by and between FIRST NATIONAL BANK OF BRYAN, Bryan, Texas ("Lender") whose address is 2807 Texas Avenue South, Bryan, Brazos County, Texas, and BODYBILT SEATING, INC., a Texas Corporation whose address is 4455 Carter Creek Parkway, Bryan, Brazos County, Texas 77802, (herein collectively referred to as "Borrower"), AND MARK A. McMILLAN, whose address is 4455 Carter Creek Parkway, Bryan, Brazos County, Texas (herein collectively referred to as "Guarantor") relative to a loan ("Loan" or "loan") in the principal sum of FIVE HUNDRED SEVENTY-ONE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($571,500.00) from Lender to Borrower.

                             I. TERMS OF THE LOAN

        1.1 Commitment of Lender. Subject to and upon the terms, covenants and conditions hereof, Lender hereby agrees to lend to Borrower up to an aggregate sum not to exceed FIVE HUNDRED SEVENTY-ONE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($571,500.00) in accordance with this Loan Agreement, which loan shall be evidenced by a Promissory Note ("Note") of such form and substance as Lender shall require and secured by such collateral as hereinafter provided. Such loan shall be advanced for the following purposes:


        (1) The sum of FOUR HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($415,000.00) shall be advanced for the purchase price of that certain real property and improvements located in Grimes County, Texas, and being more particularly described on Exhibit "A" ("Property") attached hereto and made a part hereof, which purchase shall be made pursuant to that certain Contract of Sale and Purchase dated the 5th day of April, 1994, entered into by and between PFL LIFE INSURANCE COMPANY, as Seller, and Borrower, as Buyer; and

        (2) The sum of ONE HUNDRED FIFTY-SIX THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($156,500.00) or so much as may be advanced by Lender to Borrower herein from time to time during the term of the Loan for the purpose of paying for the costs of labor performed and materials furnished to Borrower for the construction, repair, remodelling, and generally improving the buildings, structures and other improvements located on the Property described on Exhibit "A" attached hereto, such advancements to be made by Lender to Borrower at such times, and subject to the provisions of this Agreement, including specifically paragraphs 2.2, 2.3, 2.4, 2.5 and 2.6 of article II herein.

        1.2 Interest on the Loan. Interest on the loan shall be at the rate of prime plus one and one-fourth percent (1.25%) as specified in the Note, shall be computed on the unpaid principal balance which exists from time to time and shall be computed on the basis of Texas Commerce Bank, Houston, Harris County, Texas, prime rate, floating from day to day, based upon and calculated on three hundred sixty (360) day accrual rate.

        1.3 Origination Fee. On the closing date of this loan, Borrower shall pay to Lender an origination fee in the amount of TWO THOUSAND EIGHT HUNDRED FIFTY-SEVEN AND 50/100 DOLLARS ($2,857.50), being one-half percent (1/2%) of the original principal amount of the Note. In the event, only a part or portion of the $571,500.00 is advanced during the term of the Loan, then Lender shall refund to Borrower the appropriate amount of the fee based upon the total amount of the loan funded.

        1.4 Payments of Note. Interest only shall be due and payable monthly as it accrues on the unpaid balance of the Note each month, with the first installment of interest being due and payable thirty (30) days from date of the first advance by Lender to Borrower of sums under the Promissory Note, and on




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the same day of each calendar month thereafter, until the 26th day of May,
1995, when all unpaid accrued interest shall be due and payable in full. The principal amount of said Note shall be due and payable in full on or before May 31, 1995.

          II. CONDITIONS TO ADVANCEMENT OF THE FUNDS UNDER THE LOAN

        As conditions precedent to the advancement of funds by Lender to Borrower or for the benefit of the Borrower, Borrower must satisfy the following terms and conditions:

        2.1 For Funding $415,000.00. Lender shall fund to Borrower and/or for the benefit of Borrower, the sum of FOUR HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($415,000.00) for the purchase of the Property described on Exhibit "A" ("Property") from the Seller, PFL Life Insurance Company, an Iowa Corporation. Upon Lender being in receipt of the following, all in the form and substance satisfactory and approved by Lender and Lender's attorney:

        (1) Promissory Note in the original principal sum of $571,500.00, executed by Borrower (the "Note") evidencing the Loan, made payable to Lender and a Guaranty Agreement executed by Guarantor guaranteeing the Note in such form and substance and approved by Lender;

        (2) Deed of Trust/Security Agreement - Financing Statement (the "Deed of Trust") executed by Borrower covering the property described on Exhibit "A" and all improvements, whether now or existing or hereafter constructed thereon securing the Note;

        (3) Assignment of Rents, Leases and Other Benefits executed by Borrower relative to the tenant leases as to any part or portion of the Property described on Exhibit "A" now existing or hereafter existing, including the Lease dated May 24, 1979, executed by and between Brookshire Brothers, Inc., as Lessee, and all amendments and addendums thereto;

        (4) The original Lease instrument by and between Brookshire Brothers, Inc., as Lessee and Quinten McLemore, as Lessor, dated May 24, 1979, with all amendments and addendums thereto, the original Assignment of the same from PFL Life Insurance Company to Borrower and a letter from Borrower to Brookshire Brothers, Inc. directing that all rental payments and all other charges required to be paid under the Lease, be paid directly to Lender.

        (5) Subordination of Leases to the Deed of Trust of Lender executed by Brookshire Brothers, Inc. as to the Lease described in paragraph (4) as well as an Estoppel Certificate of such form and substance as approved by Lender.

        (6) Survey and a plat, certified by a duly licensed surveyor, acceptable to Lender, surveyed on the ground, with flood plain designations, easements, boundary lines and overlapping or encroachments of improvements on the Property, building setback lines, and any other conditions affecting the Property with a certificate and seal of the surveyor acceptable to Lender and the Title Company;

        (7) Security Agreement and UCC-1 Financing Statements ("Security Agreements") executed by Borrower covering equipment, personal property and other items requested by Lender, which are on the Property or in the building or improvements located on the Property or which may relate to the Property and/or the personal property used or to be used in or in connection with the Property and/or the




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Loan Agreement (Bodybilt)


                operation of the Property and UCC-1 Financing Statements relative thereto, to be properly recorded in the Secretary of State's Office and the UCC (Personal Property) Records of Grimes County, Texas;

        (8) Such other documents executed by Borrower and matters as Lender may require in connection with this Loan.

        (9) Insurance policies for or other evidence acceptable to Lender of public liability insurance, and fire and extended coverage insurance relative to the improvements on the Property in such amounts and insured by such companies as are acceptable to Lender;

        (10) Mortgagee's Title Policy issued by Alamo Title Insurance of Texas for $571,500.00 under Title Commitment GF#313181, with paragraphs 1 and 2 under Schedule B being deleted, and naming Lender as the insured issued through American Title Company, Dallas, Texas ("Title Company").

Items in paragraphs (1) through (10) are hereinafter collectively referred to as "Loan Documents".

        2.2 For Funding the Remainder sum of $156,500.00. Conditions precedent to the advancement of the funds by Lender to Borrower relative to the $156,500.00 for purposes of paying for the costs of labor performed and materials furnished on the Property, the Buildings and Improvements located thereon, for the repair, construction, remodelling, alteration and modification thereof, Lender shall be in receipt of the following from Borrower:

        (1)     The items required under paragraph 2.1;

        (2) Copies of all licenses, permits, approvals and other authorizations, if any, which may be required by the laws, statues, rules or regulations of any governmental authority or private authority, if any, having jurisdiction over the Property described on Exhibit "A", and over the construction, remodelling, repairs and improvements thereon (collectively "Permits").

        (3) The plans, specifications and cost projections for the repair, construction, remodelling, modification, of the buildings and improvements located on the Property, which plans and cost projections are in form and content satisfactory to Lender and the same are approved by Lender in writing.

        (4) Builder's risk hazard insurance providing all risk coverage (including all perils of collapse) on the building and improvements including the materials stored on the Property or elsewhere, and public liability insurance and workmen's compensation insurance for the Borrower and any contractors or subcontractors in such amounts and from such insurance carriers as are approved by Lender.

        (5) The sum of $63,500.00 cash on deposit with Lender to be funded to pay for the cost of labor and materials prior to any part of the $156,500.00 is funded by Lender.

        2.3 Deposits of Borrower. Upon approval of the plans, specifications and costs projects submitted by Borrower, Lender agrees to advance to Borrower for such costs up to $156,500.00 subject to Borrower depositing with Lender a sum of cash, as Lender may request, not to exceed a total of $63,500.00. The deposit requested shall be based upon such approved costs and the specified amount of the $156,500.00 Borrower requests Lender to fund. Provided however,




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Loan Agreement (Bodybilt)


Lender shall not fund any portion of the Loan until such time as Borrower's deposit has been made with Lender, and the deposit has been advanced to pay for the costs of labor and materials. The advancement of such deposits for payment of costs shall be made by Lender and such advancements shall be subject to the same terms and conditions specified in this agreement for advancement of any portion of the $156,500.00.

        2.4 Advances for Payment of Labor Performed and Materials Purchased. Lender agrees to advance up to ONE HUNDRED FIFTY-SIX THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($156,500.00) to Borrower in monthly draws, upon the receipt of a fully completed and executed request for advance in the form and substance as may be required by Lender, together with a fully completed and executed draw package, containing such items and documents which Lender may request, which may include the following:

        (1) Originally signed Request for Advance for Draw, requesting the advance and setting forth the amount thereof;

        (2) An overall budget schedule, including invoices for all costs and expenses for labor and material furnished and/or purchased for which the advance is being requested;

        (3) Approval by Lender of the work completed and inspected by Lender, or Lender's agents and representatives;

        (4) And such other forms and documents which the Lender may reasonably require relating to the costs and expenses incurred by Borrower relative to the purchase of materials and the payment of labor performed.

        Prior to advancement, the Borrower must provide to Lender satisfactory evidence that all previous bills for labor and materials have been paid, and that there are no mechanic's and/or materialmen's liens and/or affidavits or claims filed against the Property by the contractor and/or subcontractors.

        The proceeds of the loan shall be advanced on the dates requested and approved by the Lender, and shall only be made for work completed preceding the date of the request, less any retainage required by Lender and/or provided in Borrower's construction contract, shall be submitted to the Lender, a reasonable time before the date upon which the advance is desired, and shall be accompanied by certificates signed by the Borrower and the contractor or subcontractors (if required by Lender), stating and satisfactorily evidencing that the Borrower and the contractor have paid all bills incurred for labor done, materials furnished and equipment used in connection with the work performed to that date. The amount of each advance of the Loan shall be the amount of the payment of the contract price and/or invoice which is payable to the contractor and/or subcontractors as approved by the Lender, and such amounts shall be advanced under the Loan on behalf of the Borrower. All advances shall be evidenced by check issued jointly to the Borrower and the contractor and subcontractors unless otherwise approved by Lender, and all advances shall be preceded with an inspection of the Property by the Lender or Lender's agents prior to funding.

        The final advance shall be payable upon the expiration of thirty (30) days from the date of final completion of the repairs and improvements, and acceptance by Lender. Provided however, the same shall not be considered complete unless and until all of the work requiring inspection by Lender and any municipal or other governmental authorities having jurisdiction has been duly inspected and approved by such entities and authorities, and by the inspecting architect, if any, and all requisite certificates of occupancy and other approvals have been duly issued. Provided further, that Lender may withhold approval of final



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Loan Agreement (Bodybilt)



payment until after evidence satisfactory to Lender shall have been presented to Lender showing payment in full of all obligations incurred in connection with the construction and completion of the repairs and improvements and Borrower and all contractors and subcontractors of Borrower have furnished to Lender an affidavit of all bills paid in the form acceptable to Lender, that they are waiving and releasing any lien claims against the Property, together with an affidavit of completion executed by contractor and/or subcontractors and by Borrower.

        Upon demand by Lender, Borrower shall deposit with Lender such sums as Lender may deem necessary and in addition to the Loan and deposits required under 2.3 for the completion and payment of all costs in connection with the construction of the Improvements and for the performance of the obligations of Borrower to Lender in the event, Lender deems its position and the payments of all obligations to be insecure.

        2.5 Work Completion. Lender has no liability, obligation or responsibility whatsoever with respect to the work related to the construction of the Improvements except to advance proceeds of the Loan as herein agreed. Lender is not obligated to inspect the Improvements or the construction thereof, nor is Lender liable for the performance or default of any contractor or subcontractor or for any failure to construct, complete, protect or insure the improvements or for the payment of any cost or expense incurred in connection therewith, or for the performance or non-performance of any obligation of Borrower to such parties; and nothing, including without limitation, any disbursement hereunder or the deposit or acceptance of any document or instrument shall be construed as a representation or warranty, express or implied, on Lender's part.

        The obligations arising out of any contract, between a contractor and/or subcontractors and Borrower, are separate and independent of any obligations arising hereunder. Any claim, defense or right of offset which Borrower may have against a contractor or subcontractors, or any dispute or legal proceeding between Borrower and a contractor and/or subcontractor, shall, in no event, be asserted by Borrower against Lender in connection with the Loan, this Agreement, or in any action or proceeding to enforce or collect under this Agreement, the Note or the Security Agreement.

        If the repairs and the improvements fail, for any reason, to be completed pursuant to the plans, specifications, costs estimates and/or contracts submitted by Borrower to Lender, then Lender shall have the right, but no obligation, to complete the repairs and improvements and any lien and security interests granted under contracts and/or the law, shall inure to the benefit of the Lender. Any contractor and/or subcontractor shall remain obligated to Borrower to perform its obligations under any contract, until completed. Provided however, Lender shall not be responsible to any contractor or subcontractor for the payment or performance of any obligations of Borrower under any contracts or the contractor's documents.

        2.6 Inspection by Lender. Lender's representatives shall have the right to inspect the repairs and improvements upon the Property at any time, determine whether the work is being performed satisfactorily and constructed in a good, workmanlike manner, in accordance with the Plans, Specifications and any contracts. Borrower shall pay for any costs and expenses incurred by Lender in hiring and retaining an inspector to inspect the Property. If Lender's inspections reveal that the work has not been satisfactorily constructed in a good, workmanlike manner in accordance with the plans and the contract, or that the estimated costs and completion of the work yet to be performed is under-estimated, then Lender may (i) notify Borrower in writing of the deficiencies in the work and the requirements to remedy said deficiencies so that the work


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Loan Agreement (Bodybilt)



will comply with the plans and the contract; (ii) cease to make further advances of the Loan until such time as Borrower satisfactorily remedies the deficiencies in the work to the satisfaction of the Lender. Lender shall not be responsible in any way with regard to the quality of the construction, the materials used or the workmanship incorporated into the Improvements.

               III.  REPRESENTATIONS AND WARRANTIES OF BORROWER

        Borrower hereby represents and warrants, which representations and warranties shall survive the closing, as follows:

        a. That as of the date hereof, no work of any kind has been or will be commenced or performed upon the Property; no material or equipment has been or will be delivered upon the Property, and no construction contract other than the mechanic's and materialmen's contract has been executed and recorded in connection with any of the Improvements contemplated to be constructed on the Property;

        b. No hazardous materials are located on the Property or have been released into the environment or deposited, discharged, placed, or disposed of at, on, under or near the Property;

        c. No portion of the Property is being used, or to the knowledge of Borrower, has been used at any previous time for disposal, storage, treatment, processing or other handling of hazardous materials, nor has the Property been effected by any hazardous material contaminates; no investigation, administrative order, consent or agreement, litigation or settlement with respect to hazardous materials or hazardous material contaminates is proposed, threatened, anticipated, or in existence with respect to the Property, nor does the Borrower have any knowledge that the same has ever existed with respect to the Property;

        d. There are no actions, suits or proceedings pending or to the knowledge of Borrower, threatened in any court or before or by any governmental authority, against or affecting Borrower or the Property;

        e. Borrower holds or will hold full, legal and fee simple title to the Property, subject only to those title exceptions set forth in the title insurance binder issued by American Title Company prior to the date thereof;

        f. Borrower is a Texas corporation, validly existing and in good standing under the laws of the State of Texas, and has full power, authority and legal right to enter into the loan and grant liens and security interests in the collateral and properties required by Lender to secure the Loan. The Borrower and its President, Mark A. McMillan, are duly authorized and empowered to execute the Note, and other loan documents specified herein and requested by Lender. All action on the part of the Borrower, as a requisite to the creation, issuance, execution and delivery of the Note and the loan documents has been duly and effectively taken.

        g. That Financial Statements Borrower has submitted to Lender are true, correct and complete as of the date specified therein, and fully and accurately present the financial condition of Borrower, as of the date specified. No material adverse change has occurred in the financial condition of Borrower since the date of the financial



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Loan Agreement (Bodybilt)

                statement.

        h. That consummation of the transaction contemplated hereby and the performance of any of the terms and conditions hereof, and of other loan instruments, will not result in the breach of, or constitute a default in, any mortgage, deed of trust, lease, promissory note, loan agreement, credit agreement, bylaws, partnership agreement, or other agreement to which Borrower or Guarantor is a party, or by which Borrower or Guarantor may be bound or affected. Neither Borrower nor the Guarantor is in default of any order of any court or any requirement of any governmental authority or any advance rule or policy of any governmental entity or any ordinance, rule or policy of any governmental entity.

        i. There is no fact that Borrower has not disclosed to Lender in writing that could materially adversely affect Borrower or any of the property which will secure the Note herein described, or the properties, business or financial condition of Borrower, or the Guarantor hereunder.

        j. The loan documents executed by Borrower constitute legal, valid and binding obligations of the Borrower. Each of the loan documents is enforceable against the obligor thereunder in accordance with its terms.

        k. There exists no default by Borrower, or any one of them, with respect to any order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, bureau, board, agency or municipality, relative to the Property and/or Collateral securing Borrower's Note.

                            IV.  EVENTS OF DEFAULT

        The following shall be considered an event of default under this
Agreement:

        a. Failure of Borrower to make timely payments of any instalment of principal and/or interest under the Note, or any other obligation of Borrower to Lender, evidenced by the Loan documents when due and payable, whether at maturity or otherwise;

        b. Failure of Borrower to perform any of the terms, covenants or agreements contained herein or any security agreement, deed of trust, promissory note, assignment of rents and leases, or other instrument securing payment of this Loan of Borrower to Lender;

        c. If any representation or warranty herein contained or in any financial statement, report, or document submitted by Borrower and/or Guarantor to Lender in connection with this Loan shall prove to be untrue, incorrect or misleading in any material respect when made; or

        d. If any judgment, attachment, levy, mechanic's or materialmen's lien affidavits, or claim of any kind is made against the Borrower and/or the Property and such judgment, levy, attachment, claim or mechanic's or materialmen's lien affidavit remains there and is not removed for a period of thirty (30) days; or

        e. If Borrower and/or Guarantor makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts generally






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Loan Agreement (Bodybilt)



                as they become due, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for a receiver or a trustee for Borrower and/or Guarantor or for any substantial part of Borrower's and/or Guarantor's assets and/or Property, or Borrower commences any action or someone commences an action against Borrower under an reorganization, arrangement, readjustment of debt, dissolution or liquidation under law or statute in any jurisdiction, whether now or hereafter in effect, or if there is commenced against Borrower and/or Guarantor, any such action, or Borrower and/or Guarantor, by any act, indicates its consent to or approval of any such action against Borrower and/or Guarantor or any substantial part of Borrower's and/or Guarantor's assets and/or Property.

        Should a default occur Lender may, in addition to any other remedies granted in the Note, Deed of Trust/Security Agreement-Financing Statement, Assignment of Rents and Leases, Security Agreement, UCC-1 Financing Statements, or any other security instruments and documents which have been executed by Borrower and delivered to Lender with respect to this Loan, or which Lender may be entitled to at law or in equity, Lender may, at its election, do any one or more of the following:

        a. Declare the Note and any part thereof, immediately due and payable, whereupon it shall be due and payable, without notice of any kind, including but not limited to, notice of intention to accelerate, notice of acceleration, demand for payment, which are all hereby waived by Borrower;

        b. Terminate Lender's commitment to lend and any obligation to disburse and advance any further funds to Borrower under the Loan;

        c. Demand payment in full from Guarantor of the unpaid balance on the Note owed by Borrower;

        d. Reduce any indebtedness owed by Borrower and/or Guarantor to judgment;


        e. Exercise any and all rights afforded by the Loan, the Note, Deed of Trust, Security Agreement, Assignment of Rents and Leases, and any and all other security instruments or documentation relative to this Loan;

        f. Purchase and charge to Borrower and/or Guarantor any amount for a bond or bonds necessary to remove any claims or liens from the Property which have been filed, by any contractor, subcontractor, or materialmen or any other person or entity, against the Property, prior to and/or during the term of this Loan and during the construction of the Improvements on the Property.

                            V. FINANCIAL CONDITION

        During the term of this loan, Borrower and Guarantor hereby agree to provide Lender with such information as Lender may reasonably request from time to time regarding the financial condition of Borrower and any guarantor. Borrower and Guarantor hereby authorize Lender to obtain such financial information from others. In the event such information or an independent investigation by Lender discloses a material adverse change in the financial condition of Borrower and/or Guarantor or any one of them, or in the status of



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any of the Collateral, and/or the Property, or the operation of Borrower's business, then, at Lender's option, should Lender in Lender's sole judgment feel insecure, such may be considered a default under the terms and conditions of this Loan Agreement, the Note, Deed of Trust, and all Security Instruments, and Lender shall have the right to accelerate the maturity of the Promissory Note herein and demand payment in full thereof.

                         VI.  NO LIABILITY OF LENDER

        Lender shall have no liability, obligation or responsibility whatsoever with respect to the Loan.

        Nothing, including without limitation any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender. Further, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower and no term or condition hereof, or of any of the documents securing the loan, shall be construed otherwise. Borrower hereby expressly acknowledges that no term or condition hereof, or of any of the documents securing the Loan, shall be construed so as to deem the relationship between Borrower, Guarantor and Lender to be other than that of Borrower, Guarantor and Lender, and Borrower shall at all times represent that the relationship between Borrower, Guarantor and Lender is solely that of Borrower, Guarantor and Lender. Borrower hereby indemnifies and agrees to hold Lender harmless from any against any loss, cost, expense or liability incurred or suffered by Lender as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower.

                       VII.  INDEMNIFICATION OF LENDER

        Borrower hereby expressly acknowledges and recognizes its responsibility for and agrees to indemnify and hold Lender and Lender's successors and assigns, absolutely harmless from and against all costs, expenses, liabilities, loss, damage, or obligations incurred by or imposed upon or alleged to be due of Lender or Lender's successors and assigns in connection with the assertion of (a) any claim for brokerage, agency or finder's fees or commissions in connection with the Loan or the Property; or (b) any claim for attorney, appraisal, title insurance, inspection or other fees, costs and expenses incurred in connection with the negotiation, closing, administration, collection or refinancing of the Loan, which arise by, through or on behalf of the Borrower or any agent or representative of any of them; or (c) any claim arising out of or occurring because of or related to any Event of Default thereunder. Without intending to limit the remedies available to Lender with respect to the enforcement of its indemnification rights as stated herein or as stated in any of the documents securing the Loan, in the event any claim or demand is made or any other fact comes to the attention of Lender in connection with, relating or pertaining to, or arising out of the transactions contemplated by this Loan Agreement, which Lender reasonably believes might involve or lead to some liability of Lender, Borrower shall, immediately upon receipt of written notification of any such claim or demand, assume in full the personal responsibility for and the defense of any such claim or demand and pay in connection therewith any loss, damage, deficiency, liability or obligation, including without limitation, attorney's fees and court costs incurred in connection therewith. In the event of court action in connection with any such claim or demand the Borrower shall assume in full the responsibility for the defense of any such action and shall immediately satisfy and discharge any final decree or judgment rendered therein. The Lender may, in Lender's sole and uncontrolled discretion, make any payments sustained or incurred by reason of any of the foregoing, and the Borrower shall immediately repay to Lender in cash the amount of such payment, with interest thereon at the rate specified in the Note to be applicable after default thereunder. The Lender shall have the right to join the Borrower as a party defendant in any legal action brought against Lender, and the Borrower hereby consents to the entry of an order making Borrower a party defendant to any such action.

                             VIII.  DOCUMENTATION

        Borrower and Guarantor shall execute and deliver to Lender from time to time as requested by Lender such documents and instruments which may be reasonably necessary to provide the rights and remedies to Lender that are provided for in this agreement.

                           IX.  GENERAL PROVISIONS

        No provision of this Agreement may be modified, waived, or terminated except by instrument in writing, executed by the party against whom the modification, waiver, or termination is sought to be enforced.

        If any one or more of the provisions of this Agreement, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified, to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

        This Agreement and the loan documents and instruments shall be governed and construed in accordance with the laws of the State of Texas, and the laws of the United States applicable to the transaction within such State, and shall be enforceable in Brazos County, Texas.

        Lender shall have all of the rights granted under the Promissory Note, Deed of Trust, Security Agreements, and all other loan documents and security instruments executed by Borrower and delivered to Lender, and all of those available at law or in equity, and these same rights shall be cumulative and shall be pursued separately, successively or concurrently against Borrower, or any property covered under the Deeds of Trust or Security Agreements securing this Loan, at the sole discretion of the Lender. Exercise or failure to exercise any of the same shall not constitute a waiver or release thereof, or of any other right, and the same shall be non-exclusive.

        This Agreement shall inure to the benefit of the Lender herein, Lender's successors and assigns, be binding upon the Borrower, Borrower's successors and assigns.

        All notices, requests and communications hereunder shall be given in writing and shall be delivered or mailed by first class, registered or certified mail, postage pre-paid, return receipt requested, to the individuals and addresses indicated below:

                IF TO BORROWER:

                        BOBYBILT SEATING, INC.
                        4455 Carter Creek Parkway
                        Bryan, Texas 77802

                        IF TO LENDER:

                                FIRST NATIONAL BANK OF BRYAN
                                ATTENTION:  Tim Bryan, C.E.O.
                                P.O. Box 833
                                Bryan, Texas 77805

                        IF TO GUARANTOR:

                                MARK A. McMILLAN
                                4455 Carter Creek Parkway
                                Bryan, Texas 77802


        Any notice provided for herein shall become effective only upon and at such time of receipt by the party to whom it is given, unless such notice is mailed by registered or certified mail, in which case it shall be deemed to be received on the earlier of the second business day of Lender following the mailing thereof, or the date of its receipt if such day is a business day of Lender; or if not a business day, the first business day thereafter. The party may, by proper written notice hereunder, to the other parties, change the individual address to which notices shall thereafter be sent.

        EXECUTED this the 26th day of May, 1994.

                                        BORROWER:

                                        BODYBILT SEATING, INC.

                                        By: /s/ MARK McMILLAN
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GUARANTOR:

                                        /s/ MARK A. McMILLAN
                                        ---------------------------------------
                                            MARK A. McMILLAN


                                        LENDER:

ATTEST:                                 FIRST NATIONAL BANK OF BRYAN

/s/ STEVE M. HUTTON                     By: /s/ TIM BRYAN
----------------------                      ------------------------------------
Name:                                       Name:
Title:                                      Title:

                                                                       EXHIBIT A
                                                               Page 1 of 2 Pages

                                 FIELD NOTES


All that certain tract or parcel of land lying and being situated in Grimes County, Texas and being a part of the D. TYLER SURVEY, Abstract No. 55, also being out of a called 15.00 acre tract described in a Deed from William D. Bonham, Trustee, to Quinten McLemore dated May 8, 1979, of record in Vol. 378, Page 460, Real Property Records of Grimes County, Texas and more fully described as follows.

BEGINNING at a found 3/8 inch iron rod for the NE corner of called 15.00 acre tract mentioned above in the West R.O.W. line of the State Highway #6 Bypass Loop and the SE corner of a called 12.656 acre tract described in a Deed from John Haynie Stoneham, et al, to Quinten McLemore dated May 13, 1981, of record in Vol. 420, Page 639, Real Property Records of Grimes County, Texas.

THENCE S 8 deg. 57 min. 21 sec. E, 582.02 ft., along the West R.O.W. line of the State Highway #6 Bypass Loop and East line of called 15.00 acre tract to a found 3/8 inch iron rod for the SE corner of the tract of land herein described.

THENCE S 81 deg. 35 min. 08 sec. W, 650.52 ft., along the South line of the tract of land herein described to a set 1/2 inch iron rod for its SW corner.

THENCE N 8 deg. 57 min. 36 sec. W, 444.50 ft., along the West line of called
15.00 acre tract and West line of the tract of land herein described to a set 1/2 inch iron rod for its NW corner in the South line of called 12.656 acre tract.

THENCE N 69 deg. 37 min. 37 sec. E, 663.66 ft., along the North line of called
15.00 acre tract and South line of called 12.656 acre tract to THE PLACE OF BEGINNING CONTAINING 7.665 acres of land.


DATED this the 9 day of May, 1994

SIGNED: /s/ ROBERT LEE BOSSE, JR.
       ------------------------------------------
            Robert Lee Bosse, Jr.
            Registered Professional Land Surveyor
            State of Texas No. 3927

                                                                   EXHIBIT A
                                                               Page 2 of 2 Pages

                                  SURVEY MAP

The undersigned does hereby certify that this survey was this day made on the ground of the property located in Grimes County, Texas and being a part of the
D. TYLER SURVEY, Abstract No. 55, also being out of a called 15.00 acre tract described in a Deed from William D. Bonham, Trustee, to Quinten McLemore, dated May 8, 1979, of record in Vol. 378, Page 460, Real Property Records of Grimes County, Texas, that there are no overlappings of improvements, encroachments, easements, except as shown hereon and that the property shown above as 7.665 acres is located within a Special Flood Hazard Area according to the Flood Hazard Boundary Map, Community Panel No. 480265 0005A, dated February 4, 1988 for the City of Navasota, Texas. However, according to said Flood Hazard Boundary Map the property shown above is located in an Area known as Zone A and by the Legend on said Map there were no elevations run by The Federal Emergency Management Agency to determine the base Flood Elevations of the property shown above or any other Areas shown as Zone A.


DATED this the 9th day of May, 1994


SIGNED:   /s/ ROBERT LEE BOSSE, JR.
        --------------------------------------------------
              Robert Lee Bosse, Jr.
              Registered Professional Land Surveyor
              State of Texas No. 3927                              [SEAL]